Events after the reporting date	3 Months Ended
Mar. 31, 2020
Events after the reporting date
Events after the reporting date

24.Events after the reporting date

Dividends distribution

On May 15, 2020 the Board of Directors of the Company approved a dividends of U.S.$ 8,697,584 (equivalent of 643).

SOVEST disposal

On June 8, 2020, the Group has entered into binding transaction agreements to sell its SOVEST consumer lending business to Sovcombank. As a part of the transaction, the Company expects to assign claims held against SOVEST customers (the portfolio of instalment card loans) to Sovcombank as well as to transfer to Sovcombank substantially all assets including respective brands and domains. As a part of the transaction, Sovcombank intends to extend job offers to certain SOVEST employees and reimburse to QIWI the redundancy costs, if any. It is expected that the Group will incur a loss on the disposal of the project.